Virtus Seix High Grade Municipal Bond Fund and

Virtus Seix Investment Grade Tax-Exempt Bond Fund (the “Funds”),

each a series of Virtus Asset Trust

Supplement dated May 16, 2025 to the Funds’ Summary Prospectuses, and the Virtus Asset Trust

Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated April 28, 2025

Important Notice to Investors

Effective May 16, 2025, Phillip Hooks, CFA, will no longer be a portfolio manager of the Funds. The Funds’ other portfolio manager, Dusty Self, will continue to manage the Funds, and there will be no change to the investment process for the Funds in connection with Mr. Hooks’ departure.

The Funds’ Prospectuses and SAI are hereby amended to remove all references to Mr. Hooks

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VAT 8622/Seix HGMB/IGTEB PM Announcement (5/2025)